SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 28, 2003

VERSANT CORPORATION
(Exact name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-28540	94-3079392
(Commission File Number)	(I.R.S. Employer Identification Number)

6539 Dumbarton Circle
Fremont California 94555
(Address of Principal Executive Offices) (Zip Code)

(510) 789-1500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit 99.01 —  Press release issued on May 28, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

The following information is being provided under Item 12 of Form 8-K.  In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

On May 28, 2003, Versant Corporation issued a press release regarding its financial results for the fiscal quarter ended April 30, 2003 and the six months ended April 30, 2003. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The attached press release is also posted and available for review on the Company’s website at www.Versant.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERSANT CORPORATION

Date: May 28, 2003	By: /s/ Lee McGrath
Lee McGrath, Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.01	Press release dated May 28, 2003